Proforma Combined Results of Operations (Detail) (JPY ¥) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Business Acquisition, Pro Forma Information [Line Items]
Pro forma net sales	¥ 1,269,455	¥ 1,340,810
Pro forma net income attributable to shareholders of Kyocera Corporation	¥ 78,829	¥ 118,874
Pro forma net income attributable to shareholders of Kyocera Corporation per share:
Basic	¥ 429.70	¥ 647.75
Diluted	¥ 429.70	¥ 647.75